GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	12 Months Ended
Dec. 31, 2020
Gain/(Loss) on sale of assets and deferred gains [Abstract]
GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS

(in thousands of $)	2020	2019	2018
Net gain (loss) on sale of vessels	—	—	2
Amortization of deferred gains	—	—	258
	—	—	260

Upon adoption of ASC 842, the remaining balance of deferred gain of $2.5 million related to the sale and leaseback transaction of eight vessels with SFL in 2015 was recognized as an opening balance adjustment to accumulated deficit on January 1, 2019.
In 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million, gross, and we recognized an insignificant gain subsequent of a previous impairment loss in connection with the sale.